Exhibit 10.7

DTD (TP) (GEN) (10)	Member Code: 055407B

LLOYD’S DEPOSIT TRUST DEED

(Third Party Deposit)

THIS DEED is made the                         day of                                        20

BETWEEN

(1)                                  Montpelier Capital Limited (‘the member’)

(2)                                  Montpelier Reinsurance Ltd. (‘the Depositor’)

and

(3)                                  the Society incorporated by Lloyd’s Act 1871 by the name of Lloyd’s (‘the Society’)

WHEREAS:

(A)                              The Member has applied to become or already is an underwriting member of the Society and this Deed is made in consideration of the Member’s admission to such membership or of the continuance of the Member’s existing membership.

(B)                                In order to comply with the requirement of the Society that underwriting members should provide security in respect of their underwriting business at Lloyd’s by way of funds at Lloyd’s (including inter alia a Lloyd’s deposit) the Depositor has at the request of the Member paid or transferred to or under the direct or indirect control of the Society such moneys or other property approved by the Council as are entered in the records maintained by the Society to be held by the Society as trustee upon and with and subject to the trusts powers and provisions set out herein.

(C)                                The Member has executed on or before the date of execution of this Deed or will shortly execute a deed or deeds (in the form for the time being required by the Council) entitled Lloyd’s Premiums Trust Deed declaring trusts upon which the premiums and other moneys received by or on behalf of the Member in connection with insurance business other than long-term insurance business are to be held.

NOW THIS DEED made for the consideration aforesaid WITNESSES and it is hereby AGREED AND DECLARED as follows:

1.                                       Definitions

In this Deed unless the context otherwise requires:

“the Beneficiaries’ means all persons to whom the Member is or may at any time before the Termination Date become financially liable by reason of any default in respect of any of the Member’s Lloyd’s obligations and the singular has a corresponding meaning

“the Council” means the Council of Lloyd’s and (except in clause 3) references to the Council shall include its delegates and persons by whom it acts

“the Financial Services Authority” means the corporate body known as the Financial Services Authority that is referred to in section 1 of the Financial Services and Markets Act 2000 or any successor regulatory organisation

“funds at Lloyd’s” has the meaning given to it in the Lloyd’s Membership Byelaw (No. 5 of 2005)

‘insurance’ includes assurance reinsurance and reassurance

Lloyd’s is authorised under the Financial Services and Markets Act 2000

‘Lloyd’s obligations’ in relation to the Member means all underwriting obligations incurred by the Member as an underwriting member of the Society  at any time before The Termination Date and includes obligations to the Society and the Trustees and obligations arising under or in accordance with:

(a)                                  the byelaws regulations rules directions or other requirements of the Society; and

(b)                                 any deed contract instrument or other arrangement of any kind approved by the Society but does not include obligations arising in respect of any letter of credit guarantee or other security given to secure the performance of any of the said underwriting obligations in favour of the person giving such guarantee or other security

“long-term insurance business” means the business of effecting or carrying out “contracts of long-term insurance” as defined in the Financial Services and Markets Act 2000 (Regulated Activities) Order 2001

“the managing Agent” means the person for the time being acting as the Member’s managing agent in respect of any part of the Member’s underwriting business at Lloyd’s (and any successor in whole or in part of such agent including any substitute agent)

“the members’ agent” means any members’ agent of the Member at Lloyd’s appointed by the Member (and any successor in whole or in part of such agent including any substitute agent)

“the Premiums Trust Deed” means the deed or deeds referred to in recital (C) hereof and includes any further such deed which may hereafter be executed by the Member in addition thereto or substitution therefor

“the Premiums Trustees” means the trustees for the time being of the Premiums Trust Deed

“the Premiums Trust Fund” means the fund of the premiums and other moneys held from time to time upon the trusts of the Premiums Trust Deed

“Related Person” means any person, firm or company which is in any way associated or connected with any of the Trustees or (in the case of a corporate trustee) with any of their officers or employees

“requirements of the Council” means any requirement imposed by any byelaw or regulation made under Lloyd’s Acts 1871 to 1982 or under the authority given by any premiums trust deed, any code of practice, underwriting guideline, condition or requirement made or imposed or direction given under any such byelaw, regulation  or authority and any direction given under section 6 of Lloyd’s Act 1982, any requirement imposed by or under any agreement, deed or other instrument between the Society or the Council and any member, underwriting agent, or any trustee of any premiums trust deed, or by or under any undertaking in favour of the Society or the Council given by any Member, any underwriting agent or any trustee of any premiums trust deed and any other direction or requirement given or made by the Council under Lloyd’s Acts 1871 to 1982

“securities” includes shares in any body corporate (wherever incorporated) or in any unincorporated body constituted under the law of a country or territory outside the United Kingdom, debentures, debenture stock, loan stock, bonds, certificates of deposit, other instruments creating or acknowledging indebtness, warrants and other instruments entitling their holders to subscribe for securities (whether or not in existence or identifiable), certificates and other instruments conferring rights in respect of securities held by persons other than the persons on whom the rights are conferred and the transfer of which may be effected without the consent of those persons, units in a collective investment scheme, options, futures and rights under contracts for differences, swaps or similar contracts, including those securities to which title is evidenced otherwise than by an instrument in writing

“Special Reserve Funds” means any funds so designated and set up in accordance with arrangements referred to in section 175 of, and Schedule 20 to, the Finance Act 1993 and the singular has a corresponding meaning

“the Termination Date” means (i) in the case of a Member who is an individual, the earlier of the expiry of one hundred and twenty-four years from the date of this Deed and the 20th anniversary of the Member’s death, or (ii) in any other case, on the expiry of seventy-nine years from 1st January 1993

“the Trustees” means the Society and the other Trustees for the time being of the trusts hereby created and the singular has a corresponding meaning

“the Trust Fund” means the moneys or other property referred to in recital (B) hereof, the Member’s covenant in clause 2(b) hereof, all further property added or accruing by way of further settlement, capital accretion, accumulation of income or otherwise and the property from time to time representing the same

References to “the Member”, in the case of a Member which is a Scottish limited partnership, include where the context so permits the person or persons from time to time succeeding to its assets or liabilities under the law of Scotland (whether on a dissolution of the partnership or otherwise)

Reference to any Lloyd’s byelaw or to any legislation (whether primary or subordinate) or to any provision of either of them shall include reference to that byelaw or legislation as from time to time amended consolidated or re-enacted.

2.                                      Declaration and Covenant

(a)                                  In consideration of the Member’s admission as an underwriting member of the Society (or of the continuance of such membership) the Member and the Depositor (and in the case of an individual Member or an individual Depositor so as to bind himself and his personal representatives) with the intention of establishing a binding trust for the benefit of the Beneficiaries hereby irrevocably declare and direct that the Trust Fund shall henceforth be held by the Trustees upon and with and subject to the trusts powers and provisions set out herein;

(b)                                 For the said consideration the Member hereby:

(i)                                     covenants with the Trustees that whenever any sum is paid to the Premiums Trustees  or otherwise applied under clause 5(b) hereof the member will thereafter (if so required by the Society) procure that before any further payment is made to the Member out of the future profits of the Member’s underwriting business at Lloyd’s there shall be paid to the Trustees out of such profits sums equal in the aggregate to the sum so paid or applied to be held by the Trustees as an accretion to the Trust Fund;

and

(ii)                                  by way of security for the performance of the foregoing covenant charges the future profits of the said business with payment of all sums from time to time payable to the Trustees thereunder (subject to any prior charge contained in the Premiums Trust Deed) and for that purpose and to that extent assigns the said profits to the Trustees to hold upon the trusts hereof.

3.                                      Power of the Society to Vary

The Society (acting by the Council) may from time to time before the Termination Date (after providing to the Financial Services Authority full details of the proposed amendments in accordance with its requirements) vary or amend all or any of the provisions hereof in such manner as the Society thinks fit and on so acting the Society shall notify the Depositor, the

Member (either directly or by notice to its members’ agent) the members’ agent and the managing agent accordingly.

4.                                      Powers of Appointment, Transfer and Determination

Subject to any prior exercise of the power in clause 3 above, the Trustees shall hold the Trust Fund and its income:

(a)                                  upon such trusts for the benefit of the Depositor, the Beneficiaries or any one or more of them exclusive of the others in such shares and subject to such terms and limitations and with such discretionary trusts and powers exercisable by such persons as the Society shall from time to time (for the purpose of promoting the effective securing of the Member’s Lloyd’s obligations or the beneficial and convenient execution and administration of the trusts hereof) by instrument or instruments in writing revocable or irrevocable executed before the Termination Date but without infringing the rule against perpetuities appoint;

(b)                                 upon trust if the Society shall at any time or times before the Termination Date by  instrument in writing (with the consent in writing of the Member (or the members’ agent) and the Depositor) so direct to pay or transfer or otherwise vest the whole or any part or parts of the Trust Fund to or in or under the direct or indirect control of the trustees of any other Lloyd’s Deposit Trust Deed or Lloyd’s Security and Trust Deed (whether made by the Member or any other underwriting member or members of the Society) upon and with and subject to the trusts powers and provisions declared and contained in that other Trust Deed and as an addition to the trust property subject thereto (freed and discharged from all the trusts powers and provisions of this Deed) provided always that no such direction shall be made by the Society:

(i)                                     so as to infringe the rules against perpetuities (and it is hereby declared that in directing any such addition the Society may if it thinks fit modify as regards such addition and its income the trusts powers and provisions declared and contained in that other Trust Deed so as to ensure beyond any doubt that such rules are not infringed); and

(ii)                                  unless the Society is satisfied at the time of making such direction (and expresses itself to be so satisfied in the instrument in writing containing the same) that the persons who are then the Beneficiaries will (either alone or together with other persons) be capable of benefiting under the other Trust Deed mentioned in such direction (as so modified where modified as aforesaid) and that the payment or transfer in question will not materially be to the disadvantage of such Beneficiaries;

(c)                                  upon trust if the Society shall at any time or times before the Termination Date declare in writing that the trusts hereby created are determined in respect of the Trust Fund or any part of it to pay and transfer the same to the Depositor absolutely.

5.                                      Trusts

In default of and subject to any such appointment direction or declaration the Trustees shall hold the Trust Fund and its income upon the following trusts:

(a)                                  until the Termination Date the income of the Trust Fund shall be held upon and subject to the following trusts and powers:

(i)                                     subject as hereinafter provided upon trust for the Depositor absolutely;

(ii)                                  (in respect of a Depositor which is a company) if and whenever the Trustees determine that an event has occurred which brings into operation any of the trusts or powers  contained in clause 5(b) hereof then subject to those trusts and powers upon trust to accumulate the subsequent income and add it to the capital of the Trust Fund;

(iii)                               (in respect of a Depositor who is an individual) if and whenever the Trustees determine that an event has occurred during the lifetime of the Depositor which brings into operation any of the trusts or powers contained in clause 5(b) hereof then (subject to those trusts and powers) upon trust to accumulate the subsequent income during the remainder of the Depositor’s lifetime and add it to the capital of the Trust Fund but for the avoidance of doubt this provision shall not prevent income being held (subject to those trusts and powers) in accordance with paragraph (i) of this sub-clause following the death of the Depositor;

(iv)                              Whenever the income is subject to accumulation as aforesaid the Trustees may at their discretion (exercisable in accordance with the requirements of the Council) by written instrument declare that accumulation shall cease whereupon the subsequent income shall be subject to all the provisions of this clause 5(a);

(b)                                 until the Termination Date the Trust Fund and its income shall be held upon and subject to the following trusts or powers:

(i)                                     if and whenever the Member shall make default in respect of any of the Member’s Lloyd’s obligations the Trustees may apply the Trust Fund or its income or any part thereof in discharging or making good such default in such manner and to such extent as the Trustees think fit (whether by payment direct to the Beneficiary affected reinsurance purchase of claims or returns of premiums or otherwise);

(ii)                                  if and whenever it shall be established to the satisfaction of the Trustees that either:

(aa)                            insufficient assets are available in the Premiums Trust Fund to meet the Member’s  Lloyd’s obligations; or

(bb)                          the Member has sustained on a closed underwriting account an ascertained loss which has not been funded the Trustees may pay or apply the Trust Fund or its income or any part thereof in any manner directed by the Premiums Trust Deed for the payment of the application of the Premiums Trust Fund or may pay the same to the Premiums Trustees as an accretion to the Premiums Trust Fund;

(iii)                               if and whenever it shall be established to the satisfaction of the Trustees that any person (including the Society) has at any time (with or without the knowledge and consent of the member or the Depositor) in good faith applied moneys not belonging to the Depositor in or towards the discharge of any claim accepted by the managing agent upon any contract of insurance underwritten at Lloyd’s by or on account of the Member the Trustees may act under sub-clause (b)(i) above as if the Member was in default in respect of such claim and as if the person so applying such money was a Beneficiary;

(c)                                  if before the Termination Date the member shall cease (for any reason whatsoever) to be a person obliged under the requirements of the Council to maintain funds at Lloyd’s  and it shall be established to the satisfaction of the Trustees that all the Member’s Lloyd’s obligations have been discharged or otherwise provided for the Trustees shall hold the Trust Fund and its income upon trust for the Depositor absolutely;

(d)                                 subject as aforesaid the Trustees shall at the Termination Date pay and transfer the Trust Fund and its income to the Premiums Trustees as an accretion to the Premiums Trust Fund and to be held by them upon the trusts of the Premiums Trust Deed;

(e)                                  subject as aforesaid the Trust Fund and its income shall be held upon trust for the Depositor absolutely.

6.                                    Release Advancement and Substitution

Notwithstanding anything hereinbefore contained:

(a)                                  each of the Society and the Trustees may at any time or times before the Termination Date by instrument in writing release wholly or in part any of the discretionary trusts or powers hereby conferred on that person in respect of the whole or any part of the income or capital of the Trust Fund;

(b)                                 the Trustees may at any time or times before the Termination Date by instrument in writing release wholly or in part all or any of the Member’s outstanding obligations under clause 2 hereof;

(c)                                  the Society shall have power at any time or times before the Termination Date by instrument in writing to pay transfer or apply to or for the benefit of the Depositor and/or the Member the whole or any part of the capital of the Trust Fund then remaining held upon the trusts of this Deed provided that no such exercise of this power shall materially prejudice any of the Beneficiaries;

(d)                                 the Trustees shall have power at any time or times before the Termination Date by instrument in writing to agree with the Depositor and the Member to accept as an asset of the Trust Fund any covenant guarantee letter of credit security or other property acceptable to the Society (“the New Property”) in substitution for (and in place of) all or any part of the property then comprised in the Trust Fund (“the Old Property”) which at the time of the substitution has (in the Trustees’ opinion) a value equal to or lower than the value of the New Property and upon any substitution taking place the Old Property shall thenceforth be held upon trust for the Depositor absolutely freed and discharged from all the other trusts powers and provisions of this Deed and the New Property shall thenceforth be held as an asset of the Trust Fund.

7.                                      Powers of Investment

(a)                                  Subject to the requirements of the Council:

(i)                                     Moneys to be invested hereunder may be applied or invested in the purchase of any form of property (whether legal or equitable and anywhere in the world) for the time being authorised by the Council for the investment of Lloyd’s deposits (whether producing income or not and whether properly described as investments or not and whether or not within the range of investments authorised by law for the investment of trust funds);

(ii)                                  The Trustees shall have the power to dispose of property and retain money uninvested, but the Trustees shall not be under any obligation to diversify property comprised in the Trust Fund;

(iii)                               Securities comprised in the Trust Fund may be deposited with or lent (with or without security) to any body corporate (not being a corporate member of the Society) or building society or bank or discount house or local or governmental authority other than any of the following:

(aa)                            the Member;

(bb)                          any person which is an associate of the Member for the purposes of section 435 of the Insolvency Act 1986;

(iv)                              Any part of the Trust Fund may be pooled with other property held in the names or under the control of the Trustees or of the Trustees jointly with other trustees upon the trusts of other Lloyd’s deposits or of Lloyd’s Special Reserve Funds or Premiums Trusts Funds including the Premiums Trust Fund and may accordingly be deposited or otherwise applied together with such other sums and without any obligation to keep them separate;

(b)                                 For the avoidance of doubt neither the general power of investment conferred by Part II of the Trustee Act 2000 nor the statutory power to acquire freehold and leasehold land conferred by Part III of that Act is to apply to the trusts of this Deed (such statutory powers being hereby excluded for all purposes whatsoever).

8.                                      Other Powers

(a)                                  in the administration of the trusts hereof the Trustees shall have the following powers (in addition to those conferred on them by law so far as not expressly excluded by this Deed):

(i)                                     Power to cause or permit the Trust Fund or any part of it to be held in the name or under the direct or indirect control of any nominee or custodian approved for the purpose by the Council (whether or not one of the Trustees and whether resident within or outside the United Kingdom) and to pay the remuneration and expenses of such nominee or custodian out of the capital or income of the Trust Fund;

(ii)                                  Power to participate (whether directly or indirectly through one or more nominees or custodians) in any system for the recording holding or transferring of securities or any choses in action otherwise than by instrument in writing which is established or regulated in any part of the world and including power (when participating indirectly) to allow a nominee or custodian for the purpose of such participation to mix property comprised in the Trust Fund with other property held by that nominee or custodian for that purpose;

(iii)                               Power to exercise the voting powers conferred on them as the holders of any securities from time to time comprised in the Trust Fund and to concur in and make any arrangements in connection with any reconstruction amalgamation or winding up of any company whose securities are so comprised as if the Trustees were absolute owners beneficially entitled;

(iv)                              Power to appropriate any property from time to time forming part of the Trust Fund in its actual state of investment to or towards any share or interest in the Trust Fund upon making such valuations as the Trustees think fit and without obtaining the consent of any person;

(v)                                 Power at any time or times by revocable instrument in writing to delegate to any person (including the Depositor) for any period and in any manner and upon any terms (including power for the delegate to sub-delegate) the exercise of any of the administrative powers or discretions hereby conferred on them ( including powers of investment) without being liable for the acts or defaults of any such delegate or sub-delegate or for any loss to the Trust Fund resulting there from and power at any time by instrument in writing to revoke any such delegation;

(vi)                              Power to contract in writing to employ and remunerate on such terms as the Trustees shall see fit any nominee, agent or adviser anywhere in the world;

(vii)                           Power to raise and pay out of the Trust Fund (without prejudice to their lien thereon) any taxes charges expenses or other outgoings for which they may be accountable or liable as Trustees hereof or otherwise incurred by the Society or the Trustees (in whatever capacity) in connection with these presents or the Member’s membership of the Society or anything done in connection therewith and in this clause 8(a)(vii) ‘taxes’ includes any liability of the Trustees or the Society to pay to any person (whether by way of indemnity or otherwise) any amount for or on account of taxes however the rights of that person against the Trustees or the Society may arise;

(b)                                 For the avoidance of doubt it is hereby declared that none of the powers or duties conferred or imposed by Part IV of the Trustee Act 2000 shall apply to the trusts of this Deed (such statutory powers and duties being hereby excluded for all purposes whatsoever).

9.                                      Delegation of Investment Power

(a)                                  in pursuance of the Trustees’ power of delegation the Trustees’ powers to make arrangements for the investment and sale of any part of the Trust Fund (other than the power at clause 7(a)(iii) above) are hereby delegated to the Depositor subject to the following provisions of this clause;

(b)                                 The Depositor is authorised to exercise such powers and arrange such dealings only in the name and on behalf of the Trustees and only in accordance with the power of investment herein contained and subject to any requirements of the Council for the time being affecting the amount or composition of the funds at Lloyd’s or Lloyd’s deposit required of the Member in connection with his underwriting  business at Lloyd’s;

(c)                                  This delegation is without prejudice to the powers of the Trustees to sell any part of the Trust Fund and to invest any moneys requiring investment and to vary investments from time to time;

(d)                                 The Depositor may, at any time or times, by instrument in writing in the form from time to time prescribed for this purpose by the Society request the Trustees:

(i)                                     to delegate all or any of the powers delegated to the Depositor as aforesaid to; and/or

(ii)                                  to exercise the Trustees’ power under clause 8 (a)(vi) above to appoint as an investment adviser

Any person who is an authorised or exempt person within the meaning of the Financial Services and Markets Act 2000 or any person who is a member of the same group as the Depositor (as determined in accordance with article 69(5) of the Financial Services and Markets Act 2000 (Regulated Activities Order) 2001) for any period and in any manner and upon any written terms consistent with the terms of the aforesaid delegation to the Depositor;

(e)                                  The Trustees may at any time by instrument in writing revoke the delegation or appointment effected under sub-clause (a) above or under sub-clause (d) above.

10.                               Accounts and Apportionment

(a)                                  Nothing herein contained shall entitle any Beneficiary to receive any account of the Trust Fund or its income unless the Trustees have decided to pay or apply some part thereof for his benefit and have notified him of such decision in writing;

(b)                                 All income of the Trust Fund shall be deemed to accrue wholly on the date of receipt and shall not be apportionable in respect of time.

11.                               Appointment and Removal of Trustees

(a)                                  The statutory power of appointing new or additional Trustees shall apply to the trusts hereby created and shall at all times be vested in the Society;

(b)                                 The Society may at any time by instrument in writing remove any Trustee (but shall not remove a sole Trustee without appointing at least one other in his place);

(c)                                  A corporation may be appointed as Trustee or custodian trustee whether or not it is within the statutory definition of trust corporation.

12.                               Trust Remuneration

(a)                                  The Society shall be entitled to remuneration for acting as a trustee in accordance with terms and conditions prescribed by the requirements of the Council;

(b)                                 Any other Trustee shall be entitled to remuneration for its services in accordance with its normal published terms from time to time or in accordance with all usual professional or proper charges for business transacted time expended and acts done by him or any partner or employee of his in connection with the trusts hereof (if an individual or corporate trustee engaged in any profession or business) including acts which a trustee not being in any profession or business could have done personally;

(c)                                  Any Trustee may retain for its own benefit any fee commission or share of commission to which it may become entitled by reason of any deposit loan or other investment or application of the Trust Fund or any part of it made in the Trustee’s name;

(d)                                 Any individual Trustee may act as an officer or employee of any company whose securities are comprised in the Trust Fund or of any subsidiary of any such company and may retain for himself any remuneration which he may receive as such officer or employee notwithstanding that any votes or other rights attached to any such securities may have been instrumental either alone or in conjunction with other matters or by reason or their non-exercise in procuring or continuing for him his position as such officer or employee or that his qualification for any such position may be constituted wholly or partly by the holding of such securities.

13.                               Protection of Trustees/Society

(a)                                  In the professed execution of the trust and powers hereof neither the Trustees nor the Society nor the Council nor any committee sub-committee or body of persons nor any other agent employee or person through or by which or whom any Trustee or the Society or the Council may act shall be liable for any loss to the Trust Fund or its income arising by reason of any improper investment made in good faith or the negligence or fraud of any delegate or agent or sub-delegate appointed or employed by a Trustee (although such appointment or employment was not strictly necessary or expedient)  or by reason of any mistakes or omissions made in good faith by any person or by reason of any other matter or thing except wilful and individual wrongdoing on the part of the person who is sought to be made so liable;

(b)                                 The Trustees shall have the power;

(i)                                     to effect a transaction with the Society or with the Trustees of another trust even though one or more persons are common to the sets of persons involved in the transactions or are Related Persons and even if all the same persons constitute the set of persons;

(ii)                                  to sell an asset to one of their number or to the Society or to a Related Person so long as they act on the positive advice of a competent professional adviser;

(iii)                               in circumstances not envisaged by the preceding sub-clauses, to exercise or join in exercising any power vested in them (whether the power is characterised as dispositive or administrative or otherwise) notwithstanding that all or any of them or any Related Person has a direct or other personal interest in the mode or result of exercising the power.

14.                               English Law

(a)                                  This Deed shall be read and construed and take effect in all respects in accordance with English Law;

(b)                                 The parties hereto irrevocably and unconditionally submit for all the purposes of and in connection with that Deed to the exclusive jurisdiction of the English Courts.

15.                               Headings

The headings herein contained are for reference only and shall not control the meaning or effect of this Deed.

Executed as a Deed by the parties on the date set out at the head of this Deposit Trust Deed (Third Party Deposit)

The COMMON SEAL of LLOYD’S was hereunto affixed in the presence of	) )

Authorised Signatory

The Member (if an individual)	EXECUTED as a DEED by the MEMBER in the presence of:	) )

Signature of witness:

Name:

Address:

Occupation:

The Member (if a company)	EXECUTED as a DEED by the MEMBER	)
	acting by two directors/a director and the Secretary	) )

Director

Director/Secretary

OR

	EXECUTED as a DEED by the MEMBER	)
	acting by a director in the presence of:	)

Signature of witness:

Name:

Address:

Occupation:

The Member (if a limited liability partnership)	EXECUTED as a DEED by

[LLP/LIMITED LIABILITY PARTNERSHIP]

acting by its Members

[ ]

and

[ ]

[Signature of Member]

[Signature of Member]

The Member (if a Scottish limited partnership)	EXECUTED as a DEED by	)

	acting by its General Partner	)

	in the presence of:	)

	Witness	For and on behalf of

	Full Name:	Director

Address:

Director/Company

Secretary

The Depositor (if an individual)	EXECUTED as a DEED by the DEPOSITOR in the presence of:	) )

Signature:

Name:

Address:

Occupation:

The Depositor (if a company)	EXECUTED as a DEED by the DEPOSITOR	)
	acting by two directors/a director	)
	and the Secretary	)

Director

Director/Secretary

Or

	EXECUTED as a DEED by the DEPOSITOR	)
	acting by a director in the presence of:	)

Signature of witness:

Name:

Address:

Occupation: